UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

Versartis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 Bohannon Drive, Suite 250 Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 963-8580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 3, 2017, the Company announced that new data on somavaratan in pediatric and adult GHD were presented during the Endocrine Society's 99th Annual Meeting & Expo (ENDO 2017), being held April 1-4, 2017 in Orlando, FL. A copy of the press release regarding this announcement, titled “Versartis Reports New Data on Long-Acting Somavaratan in Growth Hormone Deficiency at ENDO 2017” is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on April 3, 2017, the Company announced that three-year safety and efficacy data on somavaratan in pediatric GHD were presented during an oral session at ENDO 2017, held April 1-4, 2017 in Orlando, FL. A copy of the press release regarding this announcement, titled “Versartis Announces Three Year Somavaratan Data at ENDO 2017 Showing Safety and Efficacy in Line with Historical U.S. Daily rhGH Data in Pediatric GHD” is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated April 3, 2017, titled “Versartis Reports New Data on Long-Acting Somavaratan in Growth Hormone Deficiency at ENDO 2017”
99.2	Press release dated April 3, 2017, titled “Versartis Announces Three Year Somavaratan Data at ENDO 2017 Showing Safety and Efficacy in Line with Historical U.S. Daily rhGH Data in Pediatric GHD”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2017	VERSARTIS, INC. (Registrant)

	By:	/s/ Joshua T. Brumm
Joshua T. Brumm
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated April 3, 2017, titled “Versartis Reports New Data on Long-Acting Somavaratan in Growth Hormone Deficiency at ENDO 2017”
99.2	Press release dated April 3, 2017, titled “Versartis Announces Three Year Somavaratan Data at ENDO 2017 Showing Safety and Efficacy in Line with Historical U.S. Daily rhGH Data in Pediatric GHD”